                                                                  EXHIBIT 99.5.1

                    INSTRUCTION TO REGISTERED HOLDER AND/OR

               FORM OF BOOK-ENTRY TRANSFER PARTICIPANT FROM OWNER


                          FOR BROADBAND ELIGIBLE NOTES


                                   AT&T CORP.

                   OFFER TO EXCHANGE AND CONSENT SOLICITATION
                              FOR ITS OUTSTANDING


               7.00% NOTES DUE MAY 15, 2005 (CUSIP NO. 001957AS8)


                   7.50% NOTES DUE 2006 (CUSIP NO. 001957AP4)


              7.75% NOTES DUE MARCH 1, 2007 (CUSIP NO. 001957AR0)

                   6.00% NOTES DUE 2009 (CUSIP NO. 001975AV1)
          8.125% DEBENTURES DUE JANUARY 15, 2022 (CUSIP NO. 001957AJ8)
           8.125% DEBENTURES DUE JULY 15, 2024 (CUSIP NO. 001957AK5)
                8.35% DEBENTURES DUE 2025 (CUSIP NO. 001957AQ2)
          8.625% DEBENTURES DUE DECEMBER 1, 2031 (CUSIP NO. 001957AL3)

            PURSUANT TO ITS EXCHANGE OFFER AND CONSENT SOLICITATION
              DESCRIBED IN THE PROSPECTUS DATED             , 2002

To Registered Holder And/Or Participant Of The Book-Entry Transfer Facility:


     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 2002 (the "Prospectus") and the accompanying Letter of Transmittal and Consent (the "Letter of Transmittal"), that together constitute the "Exchange Offer," and hereby instructs you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Broadband Eligible Notes held by you for the account of the undersigned.


     The aggregate face amount of the Broadband Eligible Notes held by you for the account of the undersigned is (fill in amount):


        $
         ---------------    7.00% Notes Due May 15, 2005 (CUSIP No. 001957AS8)
        $
         ---------------    7.50% Notes Due 2006 (CUSIP No. 001957AP4)
        $
         ---------------    7.75% Notes Due March 1, 2007 (CUSIP No. 001957AR0)
        $
         ---------------    6.00% Notes Due 2009 (CUSIP No. 001975AV1)
        $
         ---------------    8.125% Debentures Due January 15, 2022 (CUSIP No. 001957AJ8)
        $
         ---------------    8.125% Debentures Due July 15, 2024 (CUSIP No. 001957AK5)
        $
         ---------------    8.35% Debentures Due 2025 (CUSIP No. 001957AQ2)
        $
         ---------------    8.625% Debentures Due December 1, 2031 (CUSIP No. 001957AL3)

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):


     [ ] To TENDER, and CONSENT to the Note Amendment with respect to, the following Broadband Eligible Notes held by you for the account of the undersigned (insert principal amount of Broadband Eligible Notes to be tendered and with respect consent is given, if less than all):



        $
         ---------------    7.00% Notes Due May 15, 2005 (CUSIP No. 001957AS8)
        $
         ---------------    7.50% Notes Due 2006 (CUSIP No. 001957AP4)
        $
         ---------------    7.75% Notes Due March 1, 2007 (CUSIP No. 001957AR0)
        $
         ---------------    6.00% Notes Due 2009 (CUSIP No. 001975AV1)
        $
         ---------------    8.125% Debentures Due January 15, 2022 (CUSIP No. 001957AJ8)
        $
         ---------------    8.125% Debentures Due July 15, 2024 (CUSIP No. 001957AK5)
        $
         ---------------    8.35% Debentures Due 2025 (CUSIP No. 001957AQ2)
        $
         ---------------    8.625% Debentures Due December 1, 2031 (CUSIP No. 001957AL3)


     [ ] NOT to TENDER any Broadband Eligible Notes held by you for the account of the undersigned.


If the undersigned understands and acknowledges that in order to participate in the Exchange Offer, holders of Broadband Eligible Notes will be required to consent to the proposed amendment (the "Note Amendment") described in the Prospectus under "Description of the Note Amendment" to the indenture, dated as of September 7, 1990, between AT&T Corp. (the "Company") and The Bank of New York, as trustee, as amended, under which the Broadband Eligible Notes were issued, with respect to all tendered Broadband Eligible Notes accepted for exchange in the Exchange Offer, upon the terms and subject to the conditions set forth in the Exchange Offer. If the undersigned instructs you to tender, the undersigned also instructs you to consent to the Note Amendment to the extent the undersigned's Broadband Eligible Notes are accepted for exchange.


     If the undersigned instructs you to tender, and consent with respect to, the Broadband Eligible Notes held by you for the account of the undersigned, it is understood that you are authorized to make on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you) the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the holder is not an "affiliate" of the Company, and (ii) if the undersigned is a broker-dealer that will receive Broadband Exchange Notes for its own account in exchange for Broadband Eligible Notes, that such Broadband Eligible Notes were acquired as a result of market-making activities or other trading activities, and that the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Broadband Eligible Notes or New Broadband Notes received in exchange for such Broadband Exchange Notes, provided that by acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Broadband Exchange Notes or New Broadband notes, such broker-dealer is not agreeing that it may be deemed an "underwriter" within the meaning of the Securities Act of 1933, as amended.

                                   SIGN HERE

SIGNATURE(S):
                            ------------------------------------------------------------
NAME(S) (PLEASE PRINT):
                            ------------------------------------------------------------
ADDRESS:
                            ------------------------------------------------------------
                            ------------------------------------------------------------
                            ------------------------------------------------------------
TELEPHONE NUMBER:
                            ------------------------------------------------------------
TAXPAYER IDENTIFICATION OR
SOCIAL SECURITY NUMBER:
                            ------------------------------------------------------------
DATE:
                            ------------------------------------------------------------

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